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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 4, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-15190                 13-3159796
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 4, 2004, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") entered into two agreements with Genentech, Inc. ("Genentech"), one of which is an amendment of a prior agreement. The agreements detail the roles of the Company and Genentech with respect to promotion, marketing and manufacturing responsibilities for Tarceva(TM) once it is approved for distribution in the United States. The agreements are attached as Exhibits 10.1 and 10.2 and incorporated herein by reference. Details regarding these agreements are contained in the Company's press release, dated June 16, 2004, attached as Exhibit 99.1 and also incorporated herein by reference.

ITEM 7. EXHIBITS

EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

  10.1* Amendment No. 1 to Development and Marketing Collaboration Agreement, dated as of June 4, 2004, by and between OSI Pharmaceuticals, Inc. and Genentech, Inc.

  10.2* Manufacturing and Supply Agreement, dated as of June 4, 2004, by and between OSI Pharmaceuticals, Inc. and Genentech, Inc.

  99.1      Press release, dated June 16, 2004.

-----------------

* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 28, 2004                   OSI PHARMACEUTICALS, INC.

                                      By   /s/ Robert L. Van Nostrand
                                         ---------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                       ------------

   10.1* Amendment No. 1 to Development and Marketing Collaboration Agreement, dated as of June 4, 2004, by and between OSI Pharmaceuticals, Inc. and Genentech, Inc.

   10.2* Manufacturing and Supply Agreement, dated as of June 4, 2004, by and between OSI Pharmaceuticals, Inc. and Genentech, Inc.

   99.1     Press release, dated June 16, 2004.

-----------------

* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.